Other operating items	6 Months Ended
Jun. 30, 2021
Other Income and Expenses [Abstract]
Other operating items	Other operating items
Other operating items consist of the following:

(In $ millions)	Six months ended June 30, 2021	Six months ended June 30, 2020
Impairment of long-lived assets (i)	(152)	(1,230)
Gain on disposals (ii)	11	—
Other operating income (iii)	3	8
Total other operating items	(138)	(1,222)

i. Impairment of long-lived assets

In the six months ended June 30, 2021, the West Hercules was impaired by $152 million. Refer to Note 9 – "Impairment of long-lived assets" for further details.

In the six months ended June 30, 2020 we determined the global impact of the COVID-19 pandemic and continued down cycle in the offshore drilling industry were indicators of impairment on certain assets. Following assessments of recoverability in March 2020, we recorded total impairment charges of $1,230 million.

ii. Gain on disposals

The West Vigilant was sold to PT Duta Marina for $7 million on June 30, 2021. Further, a gain of $4 million was recognized relating to the disputed West Mira blow out preventer and spares as part of the settlement agreement with Northern Drilling.

As these assets were fully impaired to nil net book value in 2020, the full consideration has been recognized as a gain.

iii. Other operating income

In the six months ended June 30, 2021 Seadrill entered into a collaboration with Marsden Group to implement and improve a solution for the digitalization of data on rigs. Subsequently, Microsoft acquired the Marsden Group and Seadrill was entitled to a portion of the settlement.
In the six months ended June 30, 2020 other operating income consists of the settlement of a claim on our loss of hire insurance policy following an incident on the Sevan Louisiana.